Rule 497(e)

File Nos. 33-73832/811-8268

Supplement dated November 13, 2006,

 to Prospectus dated April 28, 2006, as Supplemented August 2, 2006 and September 11, 2006 (the “Prospectus”)

FOR SHAREHOLDERS OF FIRSTHAND HEALTH SCIENCES FUND

Effective December 31, 2006, Evergreen Investment Management Company, LLC (“EIMC”) will cease to be a sub-adviser to Firsthand Health Sciences Fund (the “Fund”). Consequently, Sectoral Asset Management, LLC, the other of the Fund’s two current sub-advisers, will be managing all of the assets of the Fund beginning January 1, 2007.

Firsthand Capital Management, Inc. (the “Investment Adviser”) is considering whether to recommend to the Board that it hire a second sub-adviser for the Fund to replace EIMC.  Should the Investment Adviser decide to make that recommendation to the Board, the retention of the new sub-adviser must be approved by the Fund’s Board of Trustees. If and when that happens, Fund shareholders will be notified.

In accordance with this change, this information supplements or replaces the applicable sections on pages 32 and 33 of the Prospectus referencing EIMC, and the related sections in the Statement of Additional Information.